NEWPORT TIGER FUND
                                 CLASS Z SHARES

                  Supplement to Prospectus dated April 30, 1998

The Fund's Prospectus is amended as follows:

(1) The ninth paragraph on the front cover of the Prospectus is revised in its entirety as follows:

     The following eligible institutional investors may purchase Class Z shares:
     (i) any retirement plan with aggregate assets of at least $5 million at the time of purchase of Class Z shares and which purchases shares directly from the Distributor or through a third party broker-dealer; (ii) any insurance company, trust company or bank purchasing shares for its own account and
     (iii) endowment, investment company or foundation. In addition, Class Z shares may be purchased directly or by exchange by any (i) investors who were Class I shareholders of SoGen International Fund, SoGen Overseas Fund or SoGen Gold Fund as of the reorganization of these funds into Colonial Trust II, (ii) those investors who were shareholders of the predecessor Newport Fund as of March 24, 1995, who purchased their shares of the fund at net asset value and who continue to hold Class Z shares and (iii) clients of investment advisory affiliates of the Distributor, provided that these clients meet certain criteria established by the Distributor and its affiliates. Class Z shares are subject to a 2.00% contingent redemption fee on redemptions made within five business days of purchase.

(2) On the front cover of the Prospectus, a new paragraph is added below the Table of Contents as follows:

     This Prospectus is also available on-line at our Web site (http://www.libertyfunds.com). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Fund.

(3) The subcaption Borrowing of Money under the caption HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS is revised in its entirety as follows:

     Borrowing of Money. The Fund may borrow money from banks, other affiliated funds and other entities to the extent permitted by law, for temporary or emergency purposes up to 33 1/3% of its total assets.

(4) The sixth paragraph under the caption HOW THE FUND IS MANAGED is revised in its entirety as follows:

     Robert B. Cameron, Christopher Legallet, John M. Mussey and Thomas R. Tuttle co-manage the Fund. Mr. Cameron, Senior Vice President of the Advisor, has managed the Fund since October 1998. Prior to joining the Advisor in 1996, Mr. Cameron was a branch manager-equity sales at CS First Boston, Swiss Bank Corp. and Barings Securities. Mr. Legallet, Senior Vice President of the Advisor, has managed the Fund since October 1998. He has been affiliated with the Advisor since 1997. Prior to his affiliation with the Advisor, Mr. Legallet was a Managing Director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investment in Asia. Messrs. Mussey and Tuttle, President and Senior Vice President, respectively, of the Adviser, have each co-managed the Fund since 1989 and 1995, respectively. Messrs. Mussey and Tuttle also are President and Director, and Senior Vice President, respectively, of Newport Pacific Management, Inc. (Newport Pacific), the Adviser's immediate parent, and have each managed other funds or accounts on their behalf since 1983. See " Management of the Fund" in the Statement of Additional Information for more information.

(5) The sub-caption Year 2000 under the caption HOW THE FUND IS MANAGED is revised in its entirety as follows:

     The Fund's Advisor, Distributor and Transfer Agent (Liberty Companies) are actively managing Year 2000 readiness for the Fund. The Liberty Companies are taking steps that they believe are reasonably designed to address the Year 2000 problem and are communicating with vendors who provide services, software and systems to the Fund to provide that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

(6) The second paragraph under the caption HOW TO BUY SHARES is revised in its entirety as follows:

     The following eligible institutional investors may purchase Class Z shares:
     (i) any retirement plan with aggregate assets of at least $5 million at the time of purchase of Class Z shares and which purchases shares directly from the Distributor or through a third party broker-dealer; (ii) any insurance company, trust company or bank purchasing shares for its own account and
     (iii) endowment, investment company or foundation. In addition, Class Z shares may be purchased directly or by exchange by any (i) investors who were Class I shareholders of SoGen International Fund, SoGen Overseas Fund or SoGen Gold Fund as of the reorganization of these funds into Colonial Trust II, (ii) those investors who were shareholders of the predecessor Newport Fund as of March 24, 1995, who purchased their shares of the fund at net asset value and who continue to hold Class Z shares and (iii) clients of investment advisory affiliates of the Distributor, provided that these clients meet certain criteria established by the Distributor and its affiliates. Class Z shares are subject to a 2.00% contingent redemption fee on redemptions made within five business days of purchase. The Distributor may pay financial service firms a finder's fee on such purchases, payable in quarterly installments during the first year after purchase. Each installment will be equal to 1/4 of 0.15% of the value of the shares at the time the installment is calculated.

(7) The last sentence under the subcaption "Contingent Redemption Fee" under the caption HOW TO SELL SHARES is revised in its entirety as follows:

     The fee may not apply to omnibus accounts and wrap fee programs.

(8) The last sentence in the first paragraph under the caption HOW TO SELL SHARES is revised in its entirety as follows:

     To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by federal fund wire or other immediately available funds.

(9) A new sentence is added at the end of the paragraph under the caption HOW TO EXCHANGE SHARES as follows:

     All exchanges within five business days after a purchase are subject to a 2% contingent redemption fee. See "How to Sell Shares - Contingent Redemption Fee."

(10) Under the caption TELEPHONE TRANSACTIONS the first sentence is revised in its entirety and a new second and third sentences are added as follows:

     All shareholders and/or their financial advisors are automatically eligible to exchange Fund shares and to redeem up to $100,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. Eastern time and the time at which the Fund values it shares. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be done by placing a wire order trade through a broker or furnishing a signature guaranteed request.

(11) Liberty Financial Investments, Inc., the Fund's distributor, changed its name to Liberty Funds Distributor, Inc. The new name does not affect the investment management of, or service to, the Fund. The Distributor continues to offer selected investment products managed by subsidiaries of Liberty Financial Companies, Inc. (NYSE:L), the indirect parent of the Distributor.

(12) Colonial Investors Service Center, Inc., the Fund's transfer agent, changed its name to Liberty Funds Services, Inc. The new name does not affect the services to the Fund.

(13)  The Chase Manhattan Bank is the Fund's Custodian.

(14) Price Waterhouse LLP, the Fund's independent accountants, changed its name to PricewaterhouseCoopers LLP. The new name does not affect the services provides to the Fund.



NT-36/173G-1198                                                December 21, 1998